                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                DECEMBER 30, 1999
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



     BERMUDA                           1-8993                    94-2708455
(State or other jurisdiction of     (Commission                (I.R.S. Employer
 incorporation or organization)     file number)             Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)

ITEM 5.         OTHER EVENTS.

On December 30, 1999 Folksamerica Holding Company, Inc., a wholly owned subsidiary of the Registrant, announced that it had signed a definitive agreement to purchase PCA Property & Casualty Insurance Company, a Florida domiciled Workers' Compensation Insurance Company, from Humana Inc. The transaction, for $125 million in cash, is subject to regulatory approvals.



ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

     (c)        Exhibits.  The following exhibits are filed herewith:

     Exhibit No.  Description
     -----------  -----------

     10(a) Stock Purchase Agreement as of December 30, 1999, by and among Humana Inc., Physician Corporation of America, and Folksamerica Holding Company, Inc.

     10(b) Amended and Restated Management Contract by and between PCA Property & Casualty Insurance Company and Humana Workers Compensation Services, Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        WHITE MOUNTAINS INSURANCE GROUP, LTD.



Dated: January 10, 2000                  By:  /s/
                                             -----------------------------------
                                             Michael S. Paquette
                                             Senior Vice President and
                                             Controller